19. Restrictions on Cash and Due From Banks	12 Months Ended
Dec. 31, 2017
Restricted Cash and Cash Equivalents Items [Line Items]
Note 19. Restrictions on Cash and Due From Banks

In the ordinary course of business, the Company may, from time to time, maintain amounts due from correspondent banks that exceed federally insured limits. However, no losses have occurred in these accounts and the Company believes it is not exposed to any significant risk with respect to such accounts. The Company was required to maintain contracted balances with other correspondent banks of $462,500 at December 31, 2017 and 2016. Of the $462,500 balance, $262,500 was a separate agreed upon “impressed” balance to avoid monthly charges on the Company’s current federal funds liquidity line.